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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                April 30, 2001
                           -------------------------
                               (Date of Report)

                          FISHER COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Washington                    000-22349                 91-0222175
 (State or Other Jurisdiction     (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)

 1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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         (Address of Principal Executive Offices, including Zip Code)

                                (206) 404-7000
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

     On April 30, 2001, Fisher Communications, Inc. announced that the previously announced sale of Fisher's flour milling assets to Pendleton Flour Mills, L.L.C. for $31 million plus working capital was concluded.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

     10.1 Asset Purchase Agreement, dated March 16, 2001, between Pendleton Flour Mills, L.L.C., Fisher Mills Inc., Fisher Mills - Blackfoot L.L.C., and Fisher Properties Inc. (incorporated by reference to the Company's 8-K filed March 16, 2001).

     99.1 Press Release, dated April 30, 2001, regarding of sale of flour milling assets.

                                       2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FISHER COMMUNICATIONS, INC.


Dated: May 3, 2001                     By /s/ David D. Hillard
                                          --------------------------------------
                                       David D. Hillard
                                       Senior Vice President, CFO and
                                       Assistant Secretary

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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
    10.1          Asset Purchase Agreement, dated March 16, 2001, between
                  Pendleton Flour Mills, L.L.C., Fisher Mills Inc., Fisher
                  Mills - Blackfoot L.L.C., and Fisher Properties Inc.
                  (incorporated by reference to the Company's 8-K filed March
                  16, 2001).

    99.1 Press Release, dated April 30, 2001, regarding announcement of sale of flour milling assets.